www.ziopharm.com J.P. Morgan 32nd Annual Healthcare Conference January 2014 Jonathan Lewis, MD, PhD • Chief Executive Officer The Future of Cancer Therapy Exhibit 99.1

This presentation contains certain forward-looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)"
and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products, our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the
Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug
Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our DNA-based biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for DNA-based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.
Forward-Looking Statements

Clinical-stage, synthetic-biology oncology company
Gene based therapies regulating protein expression and controlling cellular function
Clear leader in in vivo control of gene regulation and expression
Technology channel partner Intrexon Corp. (NYSE: XON)
Phase 2 program: Ad-RTS-IL-12
High intratumoral expression of IL-12
Targeting multiple cancers, including melanoma,
breast cancer and glioma
Multiple new clinical studies planned through 2015
Technology platform driving clinical program
Enabling multigenic approach to
immunotherapy and cancer therapy
Multiple INDs planned through 2015
ZIOPHARM Today

Synthetic DNA enables:
creation of new therapies with
targeted biofunction
precise control of biologic
concentration and dosing
better therapeutic index
through controlled protein delivery
and cellular targeting
economically feasible approach
to combination biologic therapies
Why Focus on Synthetic
DNA-Based Medicine?

Synthetic DNA is DNA that is intelligently and intentionally designed for a specific function.

Molecular and Cellular Oncology DNA-Coded Toolset 4

Controlled Expression and Delivery of Therapeutic Proteins with RheoSwitch®:
This is the most advanced clinical method to turn genes on and off
The Power of Intrexon’s RheoSwitch®
Technology
Local
High Potency
Monogenic/Multigenic
Dose-control
Orally activated biologic on/off switch

IL-12 Production is Modulated by Veledimex (Activator Ligand) in HT 1080 Cells 6

Veledimex Tightly and Precisely Controls the Expression of IL-12ß mRNA in the Tumor 7

CD8+
CD45RO+
Cytotoxic T Cells & Memory T Cells (TILs)
Significantly Increase in Tumors Following
Ad-RTS-IL-12 Treatment
Images were obtained using an Aperio ScanScope XT whole-slide imager and digitized at 20x.

Subjects with unresectable stage III/IV melanoma,
n=13 (Phase 1) + n= 8 (Phase 2, ongoing)
Intratumoral injection of Ad-RTS-hIL-12 on Day 1 of each cycle
Oral administration of veledimex to activate gene expression of hIL-12
Phase 1/2 Melanoma Study

Primary Objective
Evaluate the safety and tolerability of intratumoral
injections of Ad-RTS-hIL-12 in combination with veledimex
Secondary Objective
Inform the selection of a veledimex dose and regimen
for further study in combination with Ad-RTS-hIL-12

Initial increase in lesion size due
to immune response seen
at Cycle 1 Day 16
Lesion was undetectable
at Cycle 2 Day 1
Subject ultimately progressed
and was taken off study
Prominent Tumor Infiltrating Lymphocyte
Response Correlates with Biologic Activity
C1D1 C1D16
C2D1

Kaplan Meier Survival in GL261 Orthotopic Syngeneic Mouse Glioma Model
Glioblastoma Multiforme:
IL-12 Preclinical Activity

Veledimex (AL) dosing Day 4 to EOS at ~ 675 mg/m2/day in chow; DC-RTS-IL-12 or Ad-RTS-IL-12 on Day 5
100% survival observed with Ad-RTS-IL-12 + AL or DC-RTS-IL-12 + veledimex

Tight control of expression and biologic activity
High expression of IL-12 mRNA in tumors, tightly controlled by veledimex dose
Increased tumor infiltrating lymphocytes (TILs)  observed in the tumor microenvironment, suggesting multiple favorable biologic effects of IL-12 expression
On-mechanism and on-target response and toxicity
Melanoma:
potent biologic activity in injected and non-injected lesions
Breast:
on-mechanism and on-target toxicity demonstrates powerful manifestation of the immune system controlled by dose-dependent inducible expression of IL-12
Adverse events consistent with immunotherapy use and immune response;
Serious adverse events reversed after veledimex dosing stopped
Optimization of dose and scheduling to refine response and tolerability is ongoing
“This opens the possibility that, for the first time, we can achieve personalized scheduling as a component of personalized cancer medicine.”
Larry Norton, M.D., Deputy Physician-in-Chief for Breast Cancer Programs, Memorial Sloan-Kettering Cancer Center
Clinical Conclusions to Date

Significant Market Potential for Ad-RTS-IL-12 13

GBM Phase 1
dose-escalation study
IL-12 Next Study Timelines

Melanoma Phase 2
combination study with SOC
Breast cancer Phase 2
combination study with SOC
FPI 1H 2014
Preliminary
data YE 2014
FPI 1H 2014
Preliminary
data YE 2014
FPI 1H 2014
Preliminary
data 1H 2015

A Growing Oncology Portfolio Compound Pre Clinical Phase 1 Phase 2 Ad-RTS-IL-12 IND Melanoma Breast GBM Cell-based programs Cell signal targeting Multigenic platforms Immunotherapy Programs 15

We can intelligently and intentionally construct multi-gene therapies 16

Human mesenchymal stem cells (hMSCs) genetically
modified with multigenic hIL-12, hIFNa, and CTLA4 decoy
Potential use of hMSCs for tumor-targeted delivery
of multiple RTS® regulated cancer immunotherapies
Integration of modularized protein engineering technology
and the RTS® platform to develop high-affinity
trastuzumab (Herceptin®) and cetuximab (Erbitux®)
single-chain variable fragment-Fc proteins for gene therapy
Potential use of inducible multigenic systems to treat
cancer using multigenic therapeutic antibodies
RTS® regulated immunomodulatory proteins expressed
from  multigenic embedded cellular bioreactor (ECB)
using electroporation into skeletal muscle
Potential use of ECBs to deliver multiple proteins
systemically, under control of RTS® platform
Combination Therapies Targeting Multiple
Cancers: Potential INDs

Upcoming Milestones

Program Milestone Timing
IL-12 Phase 2 breast cancer study data 2014
Phase 2 advanced melanoma study data 2014
Initiate Phase 1/2 glioblastoma multiforme study 1H 2014
Initiate Phase 2 melanoma combo study 1H 2014
Initiate Phase 2 breast cancer combo study 1H 2014
New Indications Report discovery and preclinical data 2014
Submit INDs for monogenic/multigenic studies 2H 2014 and
beyond
Publications and
Presentations
Across programs 2014
Corporate Seek partnering opportunities Ongoing

Approx. 100 million shares outstanding (pro forma) Approx. $77.4 million in cash and investments (pro forma) No debt Channel partner/top shareholder Intrexon Corp. (NYSE: XON) Financial Highlights 19

Ad-RTS-IL-12 advancing through Phase 2 studies in breast cancer and melanoma
On-mechanism and on-target response and toxicity observed
Expanded data anticipated in late 2014 and in 2015
Pre-clinical/clinical data on glioblastoma in 2014
Poised to launch multiple new studies in 2014 and beyond
INDs targeting new gene expression patterns, new cell types and new indications
ZIOPHARM Oncology

www.ziopharm.com NASDAQ: ZIOP Jonathan Lewis, MD, PhD Chief Executive Officer The Future of Cancer Therapy